Exhibit 10.41

Instructions to Loan Officer: Use for all loans to corporations, regardless of amount; and any loan to a noncorporate borrower when the only purpose of
such loan is business and the principal amount exceeds $75,000   if  the   loan
is   secured   by residential   real   property   or   $15,000 otherwise.

First National Bank
        of Maryland                                       TIME/DEMAND
                                                BUSINESS PURPOSE PROMISSORY NOTE










$1,500,000.00              Baltimore City, Maryland              August 15, 1996



FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of THE FIRST NATIONAL BANK OF MARYLAND, a national banking association ("Bank"), at Bank's offices at 25 South Charles Street, Baltimore, Maryland 21201 or at such other place as the holder of this Promissory Note may from time to time designate, the principal sum of One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00), or such other amount as may be advanced from time to time to Borrower, together with interest thereon at the rate or rates hereafter specified and any and all other sums which may be owing to Bank by Borrower pursuant to this Promissory Note. The following terms shall apply to this Promissory Note.

1. INTEREST. From the date hereof until all sums due hereunder, including principal, interest, charges, fees and expenses are paid in full, the principal amount outstanding from time to time pursuant to this Promissory Note shall bear interest as follows (Check One):

[ ]  Fluctuating  Rate.  At a fluctuating  rate equal to       % per annum above
the greater of: (i) that rate announced from time to time by Bank as its "prime rate"; or (ii) the average rate, rounded to the nearest 1/10th of 1%, for 3-month maturity dealer placed commercial paper ("Commercial Paper Rate") for the week most recently reported in the Federal Reserve Statistical Release No. H. 15(519), entitled "Selected Interest Rates," or any succeeding publications; provided that the interest rate on this Promissory Note shall never be less than the rate that is 1% per annum above the Commercial Paper Rate. Bank at its discretion may charge a lesser rate from time to time.
Interest on the principal amount outstanding shall be adjusted daily with the rate for each day being the rate in effect at the close of business on that day. Bank makes loans at interest rates at, above and below its prime rate.

[ ] Fixed  Rate.  At the fixed per annum rate of       %.

[ ] Other (describe): At a fluctuating per annum rate of interest at all times equal to the Bank's 90 day Libor Rate (as hereinafter defined) in effect from time to time, plus two percent (2%) per annum; provided that on and after the Deposit Date (as hereinafter defined) this Promissory Note shall bear interest at a fluctuating per annum rate of interest at all times equal to the Bank's 90 day Libor Rate in effect from time to time plus three-quarters of one percent (.75%) per annum. As used herein, the term (a) "90 Day Libor Rate" means the floating and fluctuating per annum rate of interest equal at all times to the interest rate which the Bank, in its sole and absolute discretion, announces and declares from time to time to be the Bank's ninety (90) day London Interbank Offered Rate as adjusted for any reserve requirements prescribed by the Board of Governors of the Federal Reserve System (or any successor), (b) "Deposit Date" means the date (if any) when St. Joseph Medical Center, Inc., a Maryland non-profit corporation ("SJMC") has made the Deposit (as hereinafter defined) to a demand deposit account maintained by SJMC in its name with the Bank (the "Account"), and (c) "Deposit" means a deposit to the Account by SJMC upon terms and conditions satisfactory to the Bank of immediately available funds in an amount not less than $1,500,000.

2.  CALCULATION  OF INTEREST.   Interest  shall  be calculated on the basis of a
three hundred sixty (360) days per year factor applied to the actual days on which there exists an unpaid balance hereunder.

3. REPAYMENT.   Borrower  shall  make  payments  of  principal  and  interest in accordance with the options selected under subsection (a) and subsection (b) below:

(a) Principal: Borrower shall make payments of principal as follows (Check One):

[ ] Demand. In full on demand by Bank, which may be made at any time, without notice, and without regard to whether a default has occurred.

[ ] Time. In full on October 14, 1996.
(b) Interest: Borrower shall make payments of accrued interest as follows (Check
    One):

[ ] Monthly. Payments of all accrued and unpaid interest shall be  made  on  the
           day  of  each  successive  month,  beginning  on          , 19  , and
continuing until the maturity of this Promissory Note (whether upon demand, stated maturity, acceleration or otherwise) at which time all sums due hereunder. including principal, interest, charges, fees and expenses, shall be paid in full.

[ ] Quarterly.   Payments  of  all  accrued  and  unpaid  interest shall be made
quarterly on the          day of each third month, beginning on                ,
19 , and continuing until the maturity of this Promissory Note (whether upon demand, stated maturity, acceleration or otherwise) at which time all sums due hereunder, including principal, interest, charges, fees and expenses, shall be paid in full.

[ ] Other (describe): prepay on the date hereof.
All amounts owed to Bank hereunder shall be payable in immediately available funds (Check One):

[ ] as billed

[ ] by preauthorized debit of Account #         .
Borrower agrees to maintain a balance in the above-described account which is at least equal to the payment amount on each payment due date.

4. LATE PAYMENT CHARGE. If any payment due hereunder (including any payment in whole or in part of principal) is not received by the holder within fifteen
(15) calendar days after its due date, Burrower shall pay a late payment charge equal to five percent (5%) of the amount then due.

5.  APPLICATION  OF PAYMENTS.  All  payments  made  pursuant to this  Promissory
Note shall be applied first to accrued and unpaid interest, then to unpaid expenses and charges payable hereunder, and then to principal, or in such other order or proportion as the holder, in the holder's sole discretion. may elect from time to time.

6. SECURITY. Sums due under this Promissory Note are secured by, and Borrower grants to Bank a security interest in, all deposits and property of Borrower now or at any time hereafter in the possession of or on deposit with Bank whether as custodian or depository or in any other capacity. In addition, this Promissory Note is secured by any property described as collateral in any security agreement, mortgage, deed of trust. pledge agreement or other document previously, simultaneously, or hereafter entered into by Borrower in connection with any obligation or liability of Borrower to Bank or any corporate affiliate of Bank, such other security document(s) including but not limited to the following:

[ ] Security Agreement(s)

[ ] Real estate mortgage or deed of trust on property known as
in               County/City, State of              (Real estate in Pennsylvania
constituting the residence of any Borrower may not be security for any loan of $50,000 or less in principal amount.)

[ ] Other (describe):
This Promissory Note specifically incorporates by reference, as if fully set forth herein, all of the language and provisions of the security documents described generally or specifically above.

7. DEFAULT.  Any of the following will be a default under this Promissory  Note:
(a) failure to pay any principal, expense, fee, charge or interest when due, or failure to perform any other obligations hereunder; (b) a default by any Borrower upon any of the existing or future obligations of any Borrower to Bank;
(c) a default by SJMC, any other guarantor or other person that is now or hereafter liable upon or in connection with any of the obligations of any Borrower to Bank or that has granted any lien or security interest to or for the benefit of Bank to secure any of the obligations of any Borrower to Bank ("Other Obligor"), upon any of the existing or future obligations of any Other Obligor to Bank; (d) a default in any other agreement, instrument or document between any Borrower or Other Obligor and Bank or any corporate affiliate of Bank, including, without limitation, any security document referred to above, whether previously, simultaneously, or hereafter entered into, (e) a material adverse change in the financial condition of any Borrower or Other Obligor from that expressed in the financial statement most recently submitted to Bank prior to the date of this Promissory Note, as determined in good faith by Bank in its sole discretion; (f) institution of bankruptcy, insolvency, reorganization or receivership proceedings by or against any Borrower or Other Obligor in any state or federal court; (g) the appointment of a receiver, assignee, custodian, trustee or similar official under any federal or state insolvency or creditors' rights law for any property of any Borrower or Other Obligor; (h) failure of any Borrower or Other Obligor to furnish to Bank such collateral or additional collateral as Bank may in good faith request; (i) any warranty, representation, or statement to Bank by or on behalf of any Borrower or Other Obligor proving to have been incorrect in any material respect when made or furnished; (j) the occurrence of any event which is, or would be with the passage of time or the giving of notice or both, a default under any indebtedness of any Borrower or Other Obligor to any person other than Bank; (k) any material loss, theft or substantial damage, not fully insured for the benefit of Bank, to any of the assets of any Borrower or Other Obligor, or the sale, transfer, lease, encumbrance or other disposition of all or any material part of the assets of any Borrower or Other Obligor other than in the ordinary course of business of Borrower or Other Obligor; (l) the entry of any final judgment against any Borrower or Other Obligor for the payment of money in excess of $5,000; (m) the levy upon or attachment of any assets of any Borrower or Other Obligor; (n) the recordation of any federal, state or local tax lien against any Borrower or Other Obligor; (o) a change of ownership or dissolution, merger, consolidation, liquidation or reorganization of any Borrower or Other Obligor which is a corporation. partnership or other legal entity; (p) the death of any Borrower or Other Obligor who is a natural person; (q) the failure of any Borrower or Other Obligor to furnish to Bank such financial information as Bank may require from time to time; (r) the determination in good faith by Bank, in its sole discretion, that the ability of any Borrower or Other Obligor to pay or perform any of their respective obligations to Bank is impaired for any reason, or (s) the failure of SJMC to make the Deposit to the Account on or before September 1, 1996.

8. REMEDIES. Upon a default, in addition to all other rights and remedies available to the holder of this Promissory Note under any other document or agreement between Borrower and Bank or under applicable law, the holder of this Promissory Note, in the holder's sole discretion and without notice or demand, may: (a) raise the rate of interest accruing on the unpaid balance due under this Promissory Note by two (2) percentage points above the rate of interest otherwise applicable, independent of whether the holder of this Promissory Note elects to accelerate the unpaid principal balance as a result of such default; and (b) declare the entire unpaid principal balance plus accrued interest and all other sums due hereunder immediately due and payable. Borrower agrees that a default under this Promissory Note is a default by Borrower under all other liabilities and obligations of Borrower to the holder, and that the holder shall have the right to declare immediately due and payable all of such other liabilities and obligations. Upon a default, Borrower authorizes any attorney admitted to practice before any court of record in the United States to appear on behalf of Borrower in any court in one or more proceedings, or before any clerk thereof or prothonotary or other court official, and to confess judgment against Borrower, without prior notice or opportunity of Borrower for prior hearing, in favor of the holder of this Promissory Note in the full amount due on this Promissory Note (including principal, accrued interest and any and all charges, fees and expenses) plus court costs, plus attorneys' fees equal to fifteen percent (15%) of the unpaid balance of principal, interest, charges, and other sums due hereunder. In addition to all other courts in which judgment may be confessed against Borrower upon this Promissory Note, Borrower agrees that venue and jurisdiction shall be proper in the Circuit Court of any County of the State of Maryland or of Baltimore City, Maryland, or in the United States District Court for the District of Maryland. Borrower waives the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, homestead rights, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. (Any judgment obtained by confession shall not constitute a lien on any real property located in Pennsylvania which is the residence of any Borrower if this Promissory Note is in the original principal amount of $50,000 or less.) The authority and power to appear for and enter judgment against Borrower shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different jurisdictions, as often as the holder shall deem necessary or advisable.

9. INTEREST RATE AFTER JUDGMENT. If judgment is entered against Borrower on this Promissory Note, the amount of the judgment entered (which may include principal, interest, charges, fees, and expenses) shall bear interest at the higher of the above described default interest rate as determined on the date of the entry of the judgment, or the legal rate of interest then applicable to judgments in the jurisdiction in which judgment was entered.

10. EXPENSES OF COLLECTION. Borrower shall pay all costs and expenses incurred by Bank in collecting sums due under this Promissory Note, including without limitation the costs of any lien, judgment or other record searches, appraisals, travel expenses and the like. In addition, if this Promissory Note is referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, Borrower shall pay all of the holder's costs, fees (including, but not limited to, the holder's attorneys' fees, charges and expenses) and all other expenses resulting from such referral.

11. NEGOTIABLE INSTRUMENT. Borrower agrees that this Promissory Note shall be deemed to be a negotiable instrument, even though this Promissory Note may not qualify under applicable law, absent this paragraph, as a negotiable instrument.

12. WAIVERS. Borrower, and all parties to this Promissory Note, whether maker, indorser, or guarantor, waive presentment, demand, notice of dishonor and protest.

13. EXTENSIONS OF MATURITY. All parties to this Promissory Note, whether maker, indorser, or guarantor, agree that the maturity of this Promissory Note, or any payment due hereunder, may be extended at any time or from time to time without releasing, discharging, or affecting the liability of such party.

14. NOTICES. Any notice or demand required or permitted by or in connection with this Promissory Note, without implying the obligation to provide any notice or demand, shall be in writing at the address set forth below or to such other address as may be hereafter specified by written notice to Bank by Borrower. Any such notice or demand shall be deemed to be effective as of the date of hand delivery or facsimile transmission, one (1) day after dispatch if sent by telegram, mailgram. overnight delivery, express mail or federal express, or three (3) days after mailing if sent by first class mail with postage prepaid.

15. ASSIGNABILITY. This Promissory Note may be assigned by Bank or any holder at any time.

16. JOINT AND SEVERAL LIABILITY. If more than one person or entity is executing this Promissory Note as Borrower, all liabilities under this Promissory Note shall be joint and several with respect to each of such persons or entities.

17. BINDING NATURE. This Promissory Note shall inure to the benefit of and be enforceable by Bank and Bank's successors and assigns and any other person to whom Bank may grant an interest in Borrower's obligations to Bank, and shall be binding and enforceable against Borrower and Borrower's personal representatives, successors and assigns.

18. VALIDITY OF ANY PART. If any provision or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note, and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

19. MAXIMUM RATE OF INTEREST; COMMERCIAL LOAN. Notwithstanding any provision of this Promissory Note to the contrary, Borrower shall not be obligated to pay interest hereunder in excess of the maximum rate of interest permitted by the laws of any state determined to govern this Promissory Note or the laws of the United States applicable to loans in such state. If any provision of this Promissory Note shall ever be construed to require the payment of any amount of interest in excess of that permitted by applicable law, then the interest to be paid hereunder shall be held subject to reduction to the amount allowed under applicable law, and any sums paid in excess of the interest rate allowed by law shall be applied in reduction of the principal balance outstanding under this Promissory Note. Borrower acknowledges that it has been contemplated at all times by Borrower that the laws of the State of Maryland will govern the maximum rate of interest that it is permissible for the holder of this Promissory Note to charge Borrower under this Promissory Note. Borrower warrants that this Promissory Note evidences a loan made solely to acquire or carry on a business or commercial enterprise.

20. CHOICE OF LAW; CONSENT TO VENUE AND JURISDICTION. This Promissory Note shall be governed, construed and interpreted in accordance with the laws of the State of Maryland, even if the Maryland rules governing conflicts of laws would otherwise require that the laws of another jurisdiction govern this Promissory Note. Borrower consents to the jurisdiction and venue of the courts of any county in the State of Maryland or the courts of Baltimore City, Maryland and to the jurisdiction and venue of the United States District Court for the District of Maryland in any action or judicial proceeding brought to enforce, construe or interpret this Promissory Note.

21. UNCONDITIONAL OBLIGATIONS. Borrower's obligations under this Promissory Note shall be the absolute and unconditional duties and obligations of Borrower and shall be independent of any rights of set-off, recoupment or counterclaim which Borrower might otherwise have against the holder of this Promissory Note, and Borrower shall pay absolutely the payments of principal, interest, fees, charges and expenses required hereunder, free of any deductions and without abatement, diminution or set-off.

22. ACTIONS AGAINST BANK. Any action brought by Borrower against Bank which is based, directly or indirectly, or in whole or in part, upon this Promissory Note or any matter related to this Promissory Note shall be brought only in the courts of the State of Maryland.

23. WAIVER OF JURY TRIAL. Borrower (by execution of this Promissory Note) and Bank (by acceptance of this Promissory Note) agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by Borrower or Bank on or with respect to this Promissory Note or which in any way relates, directly or indirectly, to the obligations of Borrower to Bank under this Promissory Note, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. Borrower and Bank hereby expressly waive any right to a trial by jury in any such suit, action, or proceeding. Borrower and Bank acknowledge and agree that this provision is a specific and material aspect of the agreement between the parties and that Bank would not enter into the transaction with Borrower if this provision were not a part of their agreement.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned execute this Promissory Note under seal, as Borrower, as of the date first written above.

WITNESS/ATTEST*:
                                               Doctors Health System, Inc.
                                                  (Name of Organization)


                                             10451 Mill Run Circle, 10th Floor
                                                     (Street Address)


                                                 Owings Mills, Maryland  21117
                                                        (City-State-zip)

                                           (410) 654-5800         (410) 654-5806
                                             (Telephone)            (Facsimile)



                         By:                                     (SEAL)
                         Assistant Secretary              (Authorized Signature)


     Thomas F. Mapp                       John R. Dwyer, Chief Financial Officer
             (Print Name)                                 (Print Name and Title)




                         By:                                     (SEAL)
                                                          (Authorized Signature)




                         By:                                     (SEAL)
                                                          (Authorized Signature)

* NOTE:   Attestation  by  a  corporate  officer of another corporate  officer's capacity  to sign is  required  in all  corporate transactions.

                       If Borrower is an individual he or she should sign below:
WITNESS:



                                                                 (SEAL)



                                                                 (SEAL)
            (Print Name)                             (Print Name)



                                                    (Street Address)



                                                    (City-State-zip)



                                         (Telephone)               (Facsimile)


                                                                 (SEAL)



                                                                 (SEAL)
              (Print Name)                           (Print Name)



                                                 (Street Address)



                                                 (City-State-zip)



Attach additional signature page if necessary.      (Telephone)      (Facsimile)


                                       3